UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
January 31, 2019
Date of Report
(Date of earliest event reported)
 _________________________
AMAZON.COM, INC.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	000-22513	91-1646860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
410 Terry Avenue North, Seattle, Washington 98109-5210
(Address of principal executive offices, including Zip Code)
(206) 266-1000
(Registrant’s telephone number, including area code)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On January 31, 2019, Amazon.com, Inc. announced its fourth quarter 2018 and year ended December 31, 2018 financial results. A copy of the press release containing the announcement is included as Exhibit 99.1 and additional information regarding the inclusion of non-GAAP financial measures in certain of Amazon.com, Inc.’s public disclosures, including its fourth quarter 2018 and year ended December 31, 2018 financial results announcement, is included as Exhibit 99.2. Both of these exhibits are incorporated herein by reference.
ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated January 31, 2019 announcing Amazon.com, Inc.’s Fourth Quarter 2018 and Year Ended December 31, 2018 Financial Results.

99.2	Information Regarding Non-GAAP Financial Measures.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ Brian T. Olsavsky
Brian T. Olsavsky
Senior Vice President and Chief Financial Officer

Dated: January 31, 2019

4